Exhibit 99.1

FORTRESS INVESTMENT GROUP LLC

Contact:

Lilly H. Donohue

212-798-6118

Fortress Reports Third Quarter 2009 Financial Results

Third Quarter Highlights

•	Assets under management of $32.0 billion

•	Segment management fees of $108 million and GAAP management fees of $107 million

•	Fund management distributable earnings of $51 million

•	Pre-tax distributable earnings (DE) of $57 million

•	GAAP net income, excluding principals agreement compensation, of $50 million. GAAP net loss of $190 million. GAAP net loss attributable to Class A Shareholders of $59 million

Subsequent Events in the Fourth Quarter

•	Successfully completed Rail America, Inc.’s IPO on October 12, 2009

New York, NY. November 6, 2009 – Fortress Investment Group LLC (NYSE: FIG) today reported its results for the quarter ended September 30, 2009.

Third Quarter 2009

For the quarter ended September 30, 2009, our GAAP net loss was $190 million and our GAAP net loss attributable to Class A Shareholders was $59 million, or $0.43 per diluted share, as compared to a loss of $0.66 per diluted share for the quarter ended September 30, 2008. Excluding principals agreement compensation, third quarter GAAP net income was $50 million.

For the third quarter, fund management distributable earnings was $51 million compared to $63 million in the third quarter of 2008.

Pre-tax DE for the third quarter was $57 million, or $0.11 per dividend paying share/unit, versus a loss of $20 million for the third quarter of 2008.

For reconciliations of non-GAAP measures, please see “Reconciliation of Fund Management DE to Pre-tax Distributable Earnings and GAAP Net Income (Loss)”, “Reconciliation of Segment Revenues to GAAP Revenues”, “Reconciliation of Segment Management Fees to GAAP Management Fees”, “Reconciliation of GAAP Net Income (Loss) Excluding Principals Agreement Compensation to GAAP Net Income (Loss)” and “Reconciliation of Weighted Average Class A Shares Outstanding (Used for Basic EPS) to Weighted Average Dividend Paying Shares and Units Outstanding (Used for DEPS)” at the end of this release. Distributable earnings is a supplemental measure of our operating performance that we believe provides a meaningful basis for comparison between present and future periods.

The Company’s quarterly segment revenues and distributable earnings will fluctuate materially depending upon the performance of our funds and the realization events within our private equity business, as well as other factors. Accordingly, the revenues and profits in any particular quarter should not be expected to be indicative of future results.

The following discussion of our results is based on segment reporting as presented in our Quarterly Report on Form 10-Q. Our GAAP statement of operations and balance sheet are presented following this discussion. The following table is a summary presentation of our segment performance with supplemental data provided for informational purposes. For a reconciliation of our segment results to the corresponding GAAP data, see the reconciliation information included later in this release.

Supplemental Data for Three Months :

Three Months Ended September 30, 2009	Total	Private Equity		Liquid Hedge Funds	Hybrid Funds		Principal Investments
(in millions)		Funds	Castles		Hedge Funds	PE Funds
AUM
AUM - July 1, 2009	$31,041	$10,602	$3,193	$4,571	$9,918	$2,757	$—
Capital raised	630	—	—	187	170	273	—
Increase in invested capital	82	—	—	1	—	81	—
Redemptions 1, [2]	(766)	—	—	(637)	(129)	—	—
Return of capital distributions	(148)	(24)	—	—	(8)	(116)	—
Equity buyback	—	—	—	—	—	—	—
Reset Date	—	—	—	—	—	—	—
Crystallized Incentive Income	—	—	—	—	—	—	—
Income (loss) and foreign exchange	1,161	479	86	361	(121)	356	—

AUM - Ending Balance	$32,000	$11,057	$3,279	$4,483	$9,830	$3,351	$—

Third-Party Capital Raised	$630	$—	$—	$187	$170	$273	$—

Segment Revenues
Management fee	$108	$32	$13	$18	$32	$13	$—
Incentive income	10	—	—	9	—	1	—

Total	118	32	13	27	32	14	—

Segment Expenses
Operating expenses	(58)	(7)	(8)	(14)	(24)	(5)	—
Profit sharing compensation expenses	(9)	—	—	(7)	(2)	—	—

Total	(67)	(7)	(8)	(21)	(26)	(5)	—

Fund Management DE	51	25	5	6	6	9	—

Investment Income	10						10
Interest Expense	(4)						(4)

Pre-tax Distributable Earnings	$57	$25	$5	$6	$6	$9	$6

Weighted Average Dividend Paying Shares and Units Outstanding	511

Three Months Ended September 30, 2008		Private Equity		Liquid Hedge Funds	Hybrid Funds		Principal Investments
(in millions)	Total	Funds	Castles		Hedge Funds	PE Funds
AUM
AUM - July 1, 2008	$34,966	$12,639	$3,498	$9,705	$8,266	$858	$—
Capital raised	1,170	—	—	600	536	34	—
Increase in invested capital	1,548	258	—	—	—	1,290	—
Redemptions	(185)	—	—	(185)	—	—	—
Return of capital distributions	(146)	(123)	—	—	(4)	(19)	—
Equity buyback	(31)	—	(31)	—	—	—	—
Reset Date	—	—	—	—	—	—	—
Crystallized Incentive Income	(15)	—	—	(15)	—	—	—
Income (loss) and foreign exchange	(3,018)	(1,079)	(240)	(1,001)	(577)	(121)	—

AUM - Ending Balance	$34,289	$11,695	$3,227	$9,104	$8,221	$2,042	$—

Segment Revenues
Management fee	$156	$40	$13	$60	$39	$4	$—
Incentive income	(3)	(16)	—	—	13	—	—

Total	153	24	13	60	52	4	—

Segment Expenses
Operating expenses	(81)	(12)	(7)	(29)	(30)	(3)	—
Profit sharing compensation expenses	(9)	5	(2)	(5)	(7)	—	—

Total	(90)	(7)	(9)	(34)	(37)	(3)	—

Fund Management DE	63	17	4	26	15	1	—

Investment Income	(73)						(73)
Interest Expense	(10)						(10)

Pre-tax Distributable Earnings	$(20)	$17	$4	$26	$15	$1	$(83)

Weighted Average Dividend Paying Shares and Units Outstanding	462

Supplemental Data for Nine Months:

Nine Months Ended September 30, 2009		Private Equity		Liquid Hedge Funds	Hybrid Funds		Principal Investments
(in millions)	Total	Funds	Castles		Hedge Funds	PE Funds
AUM
AUM - January 1, 2009	$29,454	$10,307	$3,182	$7,169	$6,494	$2,302	$—
Capital raised [3]	4,012	—	—	295	3,310	407	—
Increase in invested capital	845	70	—	1	2	772	—
Redemptions [1,2]	(4,148)	—	—	(3,716)	(432)	—	—
Return of capital distributions	(893)	(117)	—	—	(16)	(760)	—
Equity buyback	—	—	—	—	—	—	—
Reset Date	—	—	—	—	—	—	—
Crystallized Incentive Income	—	—	—	—	—	—	—
Income (loss) and foreign exchange	2,730	797	97	734	472	630	—

AUM - Ending Balance	$32,000	$11,057	$3,279	$4,483	$9,830	$3,351	$—

Third-Party Capital Raised	$4,012	$—	$—	$295	$3,310	$407	$—

Segment Revenues
Management fee	$324	$109	$37	$61	$90	$27	$—
Incentive income	18	—	—	9	1	8	—

Total	342	109	37	70	91	35	—

Segment Expenses
Operating expenses	(173)	(27)	(21)	(39)	(70)	(16)	—
Profit sharing compensation expenses	(21)	—	—	(12)	(5)	(4)	—

Total	(194)	(27)	(21)	(51)	(75)	(20)	—

Fund Management DE	148	82	16	19	16	15	—

Investment Income	(3)						(3)
Interest Expense	(20)						(20)

Pre-tax Distributable Earnings	$125	$82	$16	$19	$16	$15	$(23)

Weighted Average Dividend Paying Shares and Units Outstanding	485

Nine Months Ended September 30, 2008		Private Equity		Liquid Hedge Funds	Hybrid Funds		Principal Investments
(in millions)	Total	Funds	Castles		Hedge Funds	PE Funds
AUM
AUM - January 1, 2008	$32,930	$12,642	$3,328	$8,128	$8,196	$636	$—
Capital raised	5,096	745	—	2,811	1,373	167	—
Increase in invested capital	2,529	1,018	—	—	26	1,485	—
Redemptions	(1,079)	—	—	(606)	(473)	—	—
Return of capital distributions	(382)	(297)	—	—	(8)	(77)	—
Equity buyback	(31)	—	(31)	—	—	—	—
Reset Date	—	—	—	—	—	—	—
Crystallized Incentive Income	(110)	—	—	(15)	(95)	—	—
Income (loss) and foreign exchange	(4,664)	(2,413)	(70)	(1,214)	(798)	(169)	—

AUM - Ending Balance	$34,289	$11,695	$3,227	$9,104	$8,221	$2,042	$—

Segment Revenues
Management fee	$451	$120	$41	$170	$112	$8	$—
Incentive income	44	13	—	17	14	—	—

Total	495	133	41	187	126	8	—

Segment Expenses
Operating expenses	(225)	(26)	(25)	(78)	(89)	(7)	—
Profit sharing compensation expenses	(61)	(8)	(4)	(38)	(11)	—	—

Total	(286)	(34)	(29)	(116)	(100)	(7)	—

Fund Management DE	209	99	12	71	26	1	—

Investment Income	(83)						(83)
Interest Expense	(30)						(30)

Pre-tax Distributable Earnings	$96	$99	$12	$71	$26	$1	$(113)

Weighted Average Dividend Paying Shares and Units Outstanding	450

[1]

Subsequent to quarter end, the liquid hedge funds had redemption payouts of approximately $0.7 billion in October 2009. Approximately $0.4 billion of this amount consisted of distributions from Macro Funds’ SPVs.

[2]

The hybrid hedge funds, which have an annual notice date for redemptions, have received redemption notices effective December 31, 2009 of approximately $1.5 billion, using September 30, 2009 values. This amount is subject to change based on performance and rescissions of redemption notices. For primarily all of these funds, redemptions will be paid out over time as the underlying investments are liquidated, in accordance with the governing documents of the applicable funds.

[3]	Includes $3.3 billion of capital under management due to Fortress’s takeover of management of the D.B. Zwirn funds and related investment vehicles.

Overview

We managed $32.0 billion of assets in private equity funds, liquid hedge funds and hybrid funds as of September 30, 2009. Fortress’s revenues consist of (i) management fees, which are based on the size of our funds, (ii) incentive income, which is based on the performance of our funds, and (iii) investment income (loss), which is based on our principal investments.

In the third quarter of 2009, we generated fund management DE of $51 million. Including principal investments, Fortress generated pre-tax distributable earnings of $57 million.

For the quarter ended September 30, 2009, the private equity segments accounted for approximately 38% of total segment revenues, the liquid hedge funds segment accounted for approximately 23% of total segment revenues and the hybrid funds segments accounted for approximately 39% of total segment revenues.

For the quarter ended September 30, 2009, the private equity, liquid hedge funds and hybrid funds businesses accounted for approximately 59%, 12% and 29%, respectively, of total fund management DE.

Private Equity – Funds

For the quarter ended September 30, 2009, the Company’s private equity funds had pre-tax DE of $25 million compared to pre-tax DE of $17 million for the quarter ended September 30, 2008.

Assets under management for private equity funds was $11.1 billion at September 30, 2009 compared to $11.7 billion as of September 30, 2008.

As of September 30, 2009, our funds’ private equity capital invested in non-public transactions totaled approximately $12.1 billion, and our private equity funds’ unfunded commitments to investments were approximately $641 million.

Private Equity - Castles

For the quarter ended September 30, 2009, the Company’s Castles generated pre-tax DE of $5 million compared to $4 million for the quarter ended September 30, 2008.

Assets under management for the Castles was $3.3 billion at September 30, 2009 compared to $3.2 billion as of September 30, 2008.

Liquid Hedge Funds

For the quarter ended September 30, 2009, the Company’s liquid hedge fund business generated pre-tax DE of $6 million compared to $26 million for the quarter ended September 30, 2008.

Assets under management for the liquid hedge funds was $4.5 billion at September 30, 2009 compared to $9.1 billion as of September 30, 2008. Subsequent to quarter end, the liquid hedge funds had redemption payouts of approximately $0.7 billion in October 2009. Approximately $0.4 billion of this amount consisted of distributions from Macro Funds’ SPVs.

The following table shows our Assets Under Management by fund:

(dollars in billions)	September 30, 2009	December 31, 2008	September 30, 2008
Macro Funds [4]	$3.6	$6.1	$8.0
Fortress Commodities Fund	$0.9	$1.1	$1.1

The following table shows our gross and net returns by fund:5

	Three Months Ended September 30, 2009	Nine Months Ended September 30, 2009	Estimated Ten Months Ended October 31, 2009
Gross Returns
Fortress Macro Offshore Fund L.P. [6]	4.9%	9.4%	11.8%
Drawbridge Global Macro Fund Ltd	7.9%	21.1%	24.0%
Fortress Commodities Fund L.P.	5.2%	7.6%	10.0%

Net Returns
Fortress Macro Offshore Fund L.P. [6]	3.6%	6.9%	8.6%
Drawbridge Global Macro Fund Ltd	7.4%	19.5%	22.2%
Fortress Commodities Fund L.P.	3.9%	5.2%	7.0%

Hybrid - Hedge Funds

For the quarter ended September 30, 2009, the Company’s hybrid hedge fund business generated pre-tax DE of $6 million compared to $15 million for the quarter ended September 30, 2008.

Assets under management for the hybrid hedge funds was $9.8 billion at September 30, 2009 compared to $8.2 billion as of September 30, 2008. The hybrid hedge funds, which have an annual notice date for redemptions, have received redemption notices effective December 31, 2009 of approximately $1.5 billion, using September 30, 2009 values. This amount is subject to change based on performance and rescissions of redemption notices. For primarily all of these funds, redemptions will be paid out over time as the underlying investments are liquidated, in accordance with the governing documents of the applicable funds. During this period, such amounts continue to be subject to management fees and, as applicable, incentive income.

[4]

Combined AUM for Fortress Macro Master Fund L.P., Drawbridge Global Macro Fund L.P., Drawbridge Global Macro Intermediate Fund L.P., Drawbridge Global Macro Alpha Intermediate Fund L.P., DBGM Offshore Ltd, DBGM Onshore LP, DBGM Alpha V Ltd and Drawbridge Global Macro managed accounts.

[5]

The performance data contained herein reflects returns for a “new issue eligible,” single investor class as of the close of business on the last day of the relevant period. Gross returns reflect performance data prior to management fees borne by the Fund and incentive allocations while net returns reflect performance data after taking into account management fees borne by the Fund and incentive allocations.

[6]	Fortress Macro Offshore Fund L.P. returns reflect a “new issue eligible” class “A” investor that made a new investment on May 1, 2009, the date of inception of the Fund.

The following table shows our Assets Under Management by fund:

(dollars in billions)	September 30, 2009	December 31, 2008	September 30, 2008
Drawbridge Special Opportunities Funds [7]	$5.2	$5.0	$6.4
Fortress Partners Funds [8]	$1.8	$1.5	$1.8
Fortress Value Recovery Funds [9]	$2.8	N.A.	N.A.

The following table shows our gross and net returns by fund:10

	Three Months Ended September 30, 2009	Nine Months Ended September 30, 2009
Gross Returns
Drawbridge Special Opportunities LP [11]	7.4%	20.0%
Drawbridge Special Opportunities Ltd [11]	10.8%	22.8%
Fortress Partners Fund LP	4.9%	12.3%
Fortress Partners Offshore Fund LP	4.6%	13.3%

Net Returns
Drawbridge Special Opportunities LP [11]	6.8%	18.2%
Drawbridge Special Opportunities Ltd [11]	10.3%	21.0%
Fortress Partners Fund LP	4.7%	11.4%
Fortress Partners Offshore Fund LP	4.4%	12.5%

Hybrid - Private Equity Funds

For the quarter ended September 30, 2009, the Company’s hybrid private equity fund business generated pre-tax DE of $9 million as compared to $1 million for the quarter ended September 30, 2008.

Assets under management for the hybrid private equity funds was $3.4 billion at September 30, 2009 compared to $2.0 billion as of September 30, 2008.

Principal Investments

At September 30, 2009, we had $0.8 billion of assets (excluding cash and cash equivalents) in our principal investments segment, compared to $1.0 billion (excluding cash and cash equivalents) at September 30, 2008. During the three months ended September 30, 2009, we increased commitments to our principal investments by $2 million and funded $5 million of our commitments. We had $130 million of unfunded commitments to our principal investments as of September 30, 2009.

[7]	Combined AUM for Drawbridge Special Opportunities Fund Ltd, Drawbridge Special Opportunities Fund LP and Drawbridge Special Opportunities Fund managed accounts.
[8]	Combined AUM for Fortress Partners Offshore Fund LP and Fortress Partners Fund LP.
[9]

Fortress will receive management fees from these funds equal to 1% of cash receipts and up to 1% per annum on certain managed assets, subject to collectability, and may receive limited incentive income if aggregate realizations exceed an agreed threshold.

[10]

The performance data contained herein reflects returns for a “new issue eligible,” single investor class as of the close of business on the last day of the relevant period. Gross returns reflect performance data prior to management fees borne by the Fund and incentive allocations while net returns reflect performance data after taking into account management fees borne by the Fund and incentive allocations. Specific performance may vary based on, among other things, whether fund investors are invested in one or more special investments.

[11]

The returns for the Drawbridge Special Opportunities Funds reflect the performance of each fund excluding the performance of the redeeming capital accounts which relate to December 31, 2008 redemptions.

Our principal investments segment generated a gain of $6 million for the three months ended September 30, 2009, due primarily to $10 million of earnings on our equity investments in our hedge funds and $4 million of net interest expense.

Segment Expenses

Segment expenses were $67 million in the third quarter of 2009, down from $90 million for the third quarter of 2008. Segment expenses for the third quarters of 2009 and 2008 both included $9 million profit sharing compensation, which is a function of revenues received from our various funds.

The Company had $301 million of share-based compensation expense (primarily relating to expense recorded in connection with the principals agreement, the issuance of restricted stock units to Fortress employees, and the issuance of restricted partnership units) for the quarter ended September 30, 2009, which contributed to our reporting a GAAP net loss per share. Share-based compensation expense is not included in segment expenses or in the calculation of distributable earnings.

Corporate Credit Agreement

During the third quarter, we paid down the credit facility by $28 million. As of September 30, 2009, we have $412 million of debt outstanding and have capacity available of approximately $59 million under our revolving credit facility.

Non-GAAP Information

Fortress discloses certain non-GAAP financial information, which management believes provides a meaningful basis for comparison among present and future periods. The following are non-GAAP measures used in the accompanying financial information:

•	Pre-tax distributable earnings (DE) and pre-tax distributable earnings per dividend paying share

•	Fund management DE

•	Segment revenues

•	Segment management fees

•	GAAP net income excluding principals agreement compensation

•	Weighted Average Dividend Paying Shares and Units Outstanding (Used for DEPS)

We urge you to read the reconciliation of such data to the related GAAP measures appearing later in this release.

Conference Call

Management will host a conference call today, Friday, November 6, 2009 at 8:30 A.M. Eastern Time. A copy of the earnings release is posted to the Investor Relations section of Fortress’s website, www.fortress.com.

All interested parties are welcome to participate on the live call. The conference call may be accessed by dialing 1-877-252-8576 (from within the U.S.) or 1-706-679-1521 (from outside of the U.S.) ten minutes prior to the scheduled start of the call; please reference “Fortress Third Quarter Earnings Call.”

A simultaneous webcast of the conference call will be available to the public on a listen-only basis at www.fortress.com. Please allow extra time prior to the call to visit the site and download the necessary software required to listen to the internet broadcast.

A telephonic replay of the conference call will also be available until 11:59 P.M. Eastern Time on Friday, November 13, 2009 by dialing 1-800-642-1687 (from within the U.S.) or 1-706-645-9291 (from outside of the U.S.); please reference access code “36221424.”

About Fortress

Fortress is a leading global alternative asset manager with approximately $32.0 billion in assets under management as of September 30, 2009. Fortress manages private equity funds, liquid hedge funds and hybrid funds. Fortress was founded in 1998. For more information regarding Fortress Investment Group LLC or to be added to our e-mail distribution list, please visit www.fortress.com.

Cautionary Note Regarding Forward-Looking Statements — Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our sources of management fees, incentive income and investment income (loss), estimated fund performance, the amount and source of expected capital commitments, amount of redemptions and our effective tax rate. These statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the sources and amounts of management fees, incentive income and investment income, the amount and source of expected capital commitments for any new fund, redemption amounts or our effective tax rate may differ, possibly materially, from these forward-looking statements, and any such differences could cause our actual results to differ materially from the results expressed or implied by these forward-looking statements. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q, which is, or will be, available on the Company’s website (www.fortress.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. The Company can give no assurance that the expectations of any forward-looking statement will be obtained. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

Fortress Investment Group LLC

Consolidated Statements of Operations (Unaudited)

(dollars in thousands, except share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Revenues
Management fees from affiliates	$106,926	$154,266	$321,003	$447,928
Incentive income from affiliates	7,638	718	14,596	56,162
Expense reimbursements from affiliates	24,952	12,501	58,660	42,722
Other revenues	4,167	17,651	10,807	27,300

	143,683	185,136	405,066	574,112

Expenses
Interest expense	4,451	9,481	20,242	29,705
Compensation and benefits	132,033	134,774	354,725	399,253
Principals agreement compensation	239,975	239,976	712,101	714,710
General, administrative and other	18,461	23,536	56,680	59,852
Depreciation and amortization	2,719	2,437	8,121	7,309

	397,639	410,204	1,151,869	1,210,829

Other Income (Loss)
Gains (losses) from investments
Net realized gains (losses)	(408)	(2,477)	(1,180)	(803)
Net realized gains (losses) from affiliate investments	315	(671)	301	(516)
Net unrealized gains (losses)	—	—	—	—
Net unrealized gains (losses) from affiliate investments	20,282	(6,951)	38,036	(43,352)
Tax receivable agreement liability reduction	—	—	(55)	—
Earnings (losses) from equity method investees	40,345	(37,921)	56,553	(113,550)

	60,534	(48,020)	93,655	(158,221)

Income (Loss) Before Income Taxes	(193,422)	(273,088)	(653,148)	(794,938)
Income tax benefit (expense)	3,116	5,636	4,831	333

Net Income (Loss)	$(190,306)	$(267,452)	$(648,317)	$(794,605)

Principals’ and Others’ Interests in Income (Loss) of Consolidated Subsidiaries	$(131,704)	$(210,012)	$(477,964)	$(612,692)

Net Income (Loss) Attributable to Class A Shareholders	$(58,602)	$(57,440)	$(170,353)	$(181,913)

Dividends declared per Class A share	$—	$—	$—	$0.450

Earnings Per Class A share - Fortress Investment Group

Net income (loss) per Class A share, basic	$(0.41)	$(0.61)	$(1.50)	$(1.96)

Net income (loss) per Class A share, diluted	$(0.43)	$(0.66)	$(1.53)	$(1.97)

Weighted average number of Class A shares outstanding, basic	143,627,823	94,938,434	118,638,707	94,915,666

Weighted average number of Class A shares outstanding, diluted	454,064,379	407,009,984	430,159,270	406,987,216

Fortress Investment Group LLC

Consolidated Balance Sheets

(dollars in thousands, except share data)

	September 30, 2009 (Unaudited)	December 31, 2008
Assets
Cash and cash equivalents	$106,986	$263,337
Due from affiliates	105,518	38,504
Investments
Equity method investees	881,768	774,382
Options in affiliates	1,417	39
Deferred tax asset	444,316	408,066
Other assets	91,763	93,407

	$1,631,768	$1,577,735

Liabilities and Shareholders’ Equity

Liabilities
Accrued compensation and benefits	$92,950	$158,033
Due to affiliates	333,320	346,265
Deferred incentive income	163,635	163,635
Debt obligations payable	411,800	729,041
Other liabilities	53,194	26,741

	1,054,899	1,423,715

Commitments and Contingencies

Equity
Class A shares, no par value, 1,000,000,000 shares authorized, 145,511,736 and 94,609,525 shares issued and outstanding at September 30, 2009 and December 31, 2008, respectively	—	—
Class B shares, no par value, 750,000,000 shares authorized, 307,773,852 and 312,071,550 shares issued and outstanding at September 30, 2009 and December 31, 2008, respectively	—	—
Paid-in capital	932,709	596,803
Retained earnings (accumulated deficit)	(683,732)	(513,379)
Accumulated other comprehensive income (loss)	(597)	(866)

Total Fortress shareholders’ equity	248,380	82,558
Principals’ and others’ interests in equity of consolidated subsidiaries	328,489	71,462

Total equity	576,869	154,020

	$1,631,768	$1,577,735

Fortress Investment Group LLC

Reconciliation of Fund Management DE to Pre-tax Distributable

Earnings and GAAP Net Income (Loss)

(dollars in millions)

	Three Months Ended
	September 30, 2009	September 30, 2008

Fund Management DE	$51	$63

Investment Income (Loss)	10	(73)
Interest Expense	(4)	(10)

Pre-tax Distributable Earnings	57	(20)

Private Equity incentive income	—	1
Hedge Fund incentive income	(2)	—
Reserve for clawback	—	16
Earnings (losses) from equity method investees	29	(13)
Gains (losses) on options	1	(1)
Gains (losses) on other Investments	19	(6)
Impairment of investments	2	50
Employee equity-based compensation	(61)	(57)
Principal compensation	(240)	(240)
Principals’ Interests in Income (Losses) of Consolidated Subsidiaries	133	208
Taxes	3	5

GAAP Net Income (Loss) Attibutable to Class A Shareholders	$(59)	$(57)

Principals’ and Others’ Interests in Income (Losses) of Consolidated Subsidiaries	(131)	(210)

GAAP Net Income (Loss)	$(190)	$(267)

	Nine Months Ended
	September 30, 2009	September 30, 2008

Fund Management DE	$148	$209

Investment Income (Loss)	(3)	(83)
Interest Expense	(20)	(30)

Pre-tax Distributable Earnings	125	96

Private Equity incentive income	—	10
Hedge Fund incentive income	(2)	—
Reserve for clawback	—	16
Earnings (losses) from equity method investees	27	(81)
Gains (losses) on options	1	(16)
Gains (losses) on other Investments	37	(27)
Impairment of investments	34	59
Employee equity-based compensation	(167)	(146)
Principal compensation	(712)	(715)
Employee portion of incentive income	—	10
Principals’ Interests in Income (Losses) of Consolidated Subsidiaries	482	612
Taxes	5	—

GAAP Net Income (Loss) Attibutable to Class A Shareholders	$(170)	$(182)

Principals’ and Others’ Interests in Income (Losses) of Consolidated Subsidiaries	(478)	(613)

GAAP Net Income (Loss)	$(648)	$(795)

Fortress Investment Group LLC

Reconciliation of Segment Revenues to GAAP Revenues

(dollars in millions)

	Three Months Ended
	September 30, 2009	September 30, 2008

Segment Revenues	$118	$153
Adjust management fees	(1)	(2)
Adjust incentive income	(2)	4
Other revenues	29	30

GAAP Revenues	$144	$185

	Nine Months Ended
	September 30, 2009	September 30, 2008

Segment Revenues	$342	$495
Adjust management fees	(3)	(3)
Adjust incentive income	(3)	12
Other revenues	69	70

GAAP Revenues	$405	$574

Fortress Investment Group LLC

Reconciliation of Segment Management Fees to GAAP Management Fees

(dollars in thousands)

	Three Months Ended
	September 30, 2009	September 30, 2008

Segment Management Fees	$108	$156
Adjust expense reimbursements	—	—
Adjust management fees from non-affiliates	(1)	(2)

GAAP Management Fees	$107	$154

	Nine Months Ended
	September 30, 2009	September 30, 2008

Segment Management Fees	$324	$451
Adjust expense reimbursements	1	1
Adjust management fees from non-affiliates	(4)	(4)

GAAP Management Fees	$321	$448

“Distributable earnings” is our supplemental measure of operating performance. It reflects the value created which management considers available for distribution during any period. As compared to generally accepted accounting principles (“GAAP”) net income, distributable earnings excludes the effects of unrealized gains (or losses) on illiquid investments, reflects contingent revenue which has been received as income to the extent it is not expected to be reversed, and disregards expenses which do not require an outlay of assets, whether currently or on an accrued basis. Distributable earnings is reflected on an unconsolidated and pre-tax basis, and, therefore, the interests in consolidated subsidiaries related to Fortress Operating Group units (held by the principals) and income tax expense are added back in its calculation. Distributable earnings is not a measure of cash generated by operations which is available for distribution nor should it be considered in isolation or as an alternative to cash flow or net income and it is not necessarily indicative of liquidity or cash available to fund our operations.

For a complete discussion of distributable earnings and its reconciliation to GAAP, as well as an explanation of the calculation of distributable earnings impairment, see note 10 to our financial statements included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2009.

Our management uses distributable earnings:

•	in its determination of periodic distributions to equity holders;

•	in making operating decisions and assessing the performance of each of our core businesses;

•	for planning purposes, including the preparation of our annual operating budgets; and

•	as a valuation measure in strategic analyses in connection with the performance of our funds and the performance of our employees.

Growing distributable earnings is a key component to our business strategy and distributable earnings is the supplemental measure used by our management to evaluate the economic profitability of each of our businesses and our total operations. Therefore, we believe that it provides useful information to our investors in evaluating our operating performance. Our definition of distributable earnings is not based on any definition contained in our amended and restated operating agreement.

Fortress Investment Group LLC

Reconciliation of GAAP Net Income (Loss) Excluding Principals Agreement

Compensation to GAAP Net Income (Loss)

(dollars in thousands)

	Three Months Ended September 30, 2009	Nine Months Ended September 30, 2009
GAAP net loss	$(190,306)	$(648,317)
Principals agreement compensation	239,975	712,101

GAAP net income excluding principals agreement compensation	$49,669	$63,784

Fortress Investment Group LLC

Reconciliation of Weighted Average Class A Shares Outstanding (Used for Basic EPS) to Weighted

Average Dividend Paying Shares and Units Outstanding (Used for DEPS)

	Three Months Ended September 30,
	2009	2008

Weighted Average Class A Shares Outstanding (Used for Basic EPS)	143,627,823	94,938,434

Weighted average fully vested restricted Class A share units with dividend equivalent rights	(1,158,673)	(394,286)
Weighted average fully vested restricted Class A shares	(99,520)	(43,797)

Weighted Average Class A Shares Outstanding	142,369,630	94,500,351

Weighted average restricted Class A shares[12]	183,173	108,661
Weighted average fully vested restricted Class A share units which are entitled to dividend equivalent payments	1,158,673	394,286
Weighted average nonvested restricted Class A share units which are entitled to dividend equivalent payments	25,480,488	24,101,891
Weighted average Fortress Operating Group units	310,436,556	312,071,550
Weighted average Fortress Operating Group RPUs	31,000,000	31,000,000

Weighted Average Dividend Paying Shares and Units Outstanding (Used for DEPS)	510,628,520	462,176,739

	Nine Months Ended September 30,
	2009	2008

Weighted Average Class A Shares Outstanding (Used for Basic EPS)	118,638,707	94,915,666

Weighted average fully vested restricted Class A share units with dividend equivalent rights	(1,137,275)	(394,286)
Weighted average fully vested restricted Class A shares	(92,890)	(21,029)

Weighted Average Class A Shares Outstanding	117,408,542	94,500,351

Weighted average restricted Class A shares[12]	138,999	103,411
Weighted average fully vested restricted Class A share units which are entitled to dividend equivalent payments	1,137,275	394,286
Weighted average nonvested restricted Class A share units which are entitled to dividend equivalent payments	23,794,771	23,840,819
Weighted average Fortress Operating Group units	311,520,563	312,071,550
Weighted average Fortress Operating Group RPUs	31,000,000	18,781,022

Weighted Average Dividend Paying Shares and Units Outstanding (Used for DEPS)	485,000,150	449,691,439

[12]	Includes both fully vested and nonvested weighted average restricted Class A shares.